Fees Summary	Mar. 03, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 40,909,293.33
Previously Paid Amount	0.00
Total Fee Amount	5,649.57
Total Offset Amount	0.00
Net Fee	$ 5,649.57